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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 2001 related to the Equifax Payment Services division included Certegy Inc.'s Registration Statement on Form 10 (File No. 001-16427) and to all references to our Firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

June 19, 2001
Atlanta, Georgia